Location/Identification

MINFILE Number: 092GNE013

Name(s): **MONTE CRISTO**
P.M.L. 811

Status: Showing

Mining Division: New Westminster
Electoral District: West Vancouver-Garibaldi
Forest District: Squamish Forest District

Regions: British Columbia
BCGS Map: 092G098
NTS Map: 092G16W
Latitude: 49 57 51 N
Longitude: 122 25 56 W
Elevation: 143 metres
Location Accuracy: Within 500M
Comments: Center of Placer Mining Lease 811 (Property File - Kirwan, G.L. (1970) Location Map).

UTM Zone: 10 (NAD 83)
Northing: 5534801
Easting: 540721

Mineral Occurrence

Commodities: Gold, Platinum

Minerals
Significant: Gold, Platinum
Significant Comments: In submicron sized particles.
Mineralization Age: Recent

Deposit
Character: Unconsolidated
Classification: Placer
Type: C01 : Surficial placers
Dimension: 800x0x0 metres
Comments: Sands cover and area 400 to 800 metres wide.

Host Rock

Dominant Host Rock: Sedimentary

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Recent	-----	-----	Glacial/Fluvial Gravels

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Fluvial Sand, Unconsolidated Sand
Comments: Post-Pleistocene alluvial sands.

Geological Setting

Tectonic Belt: Coast Crystalline
Terrane: Gambier
Physiographic Area: Pacific Ranges

Inventory

No inventory data

Capsule Geology

Precious metal bearing alluvial sands underlie a 400 to 800 metre wide section of the Lillooet River valley, 31 kilometres northwest of the north end of Harrison Lake.

These post Pleistocene sands contain gold and platinum in submicron sized particles. A sample of the material assayed 11.56 dollars per tonne in combined gold and platinum (at 1970 prices) (Property File - Kirwan, G.L. (1970) p. 6). The sands are estimated to contain inferred reserves of 22.7 million tonnes down to a depth of 30 metres (Property File - Kirwan, G.L. (1970) pp. 3,4).

Bibliography

EM FIELDWORK 2001, pp. 303-312

EM GEOFILE 2000-2, 2000-5

EMPR FIELDWORK 1980, pp. 165-184; 1984, pp. 42-53; 1985, pp. 120-131

EMPR PF (*Kirwan, G.L. (1970): Monte Cristo Mines Ltd., Report on Property, Lillooet River Area)

GSC MAP 1069A; 1151A; 1386A

GSC MEM 335

GSC OF 2203

GSC P 86-1B, pp. 699-706; 89-1E, pp. 177-187; 90-1E, pp. 183-195, 197-204; 90-1F, pp. 95-107

Ditson, G.M. (1978): Metallogeny of the Vancouver-Hope Area, British Columbia, M.Sc. Thesis, University of British Columbia

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1990/05/16	**Revised By:**	Peter S. Fischl(PSF)	**Field Check:**	N